DIREXION SHARES ETF TRUST

Supplement dated June 13, 2016

to the Prospectuses and Statements of Additional Information (“SAI”)

for each series of the Direxion Shares ETF Trust

Effective immediately, the offices of Rafferty Asset Management, LLC (“RAM”), investment adviser to each series of the Direxion Shares ETF Trust (the “Funds”), are located at the following address:

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

All references to the address of RAM’s offices appearing in the Funds’ Prospectuses and SAIs are hereby revised to reflect this change.

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with the Prospectuses and SAIs.